EXHIBIT 10.6
ASURE SOFTWARE, INC.
FIRST AMENDMENT TO
EXECUTIVE CHANGE IN CONTROL SEVERANCE PLAN

This First Amendment to Executive Change in Control Severance Plan (this “Amendment”) has been entered by Asure Software, Inc., a Delaware corporation (the “Company”), on January 1, 2024 (the “Effective Date”).
RECITALS
1.The Company adopted the Executive Change in Control Severance Plan as of January 1, 2018 (the “Plan”).
2.The Company is hereby amending the Plan to reflect a chance to the amount of severance benefits Participants are entitled to receive in connection with a Qualifying Termination.
3.The Plan, as amended, is intended to be a top hat welfare benefit plan under ERISA.
4.Capitalized terms used, but not defined, in this Amendment have the meanings ascribed to such terms in the Plan.
AMENDMENT
1.Amendment. The Plan is hereby amended as follows:
a.Section 4.01(b) of the Plan is hereby deleted in its entirety and replaced with the following:
“(b)     the annual bonus, if any, that the Participant would have earned for the entire calendar year in which the Participant’s employment with the Company terminates based on 100% achievement of the applicable performance goals for such year (a “Bonus”).”
b.The definition of “Pro-Rata Bonus” in Section 2 of the Plan is hereby deleted in its entirety.
c.The following new definition of “Bonus” is hereby added to Section 2 in the appropriate alphabetical order:
““Bonus” has the meaning set forth in Section 4.01(b).”
d.Each reference to “Pro-Rata Bonus” throughout the Plan is hereby replaced with the word “Bonus”.
1.The address where Claims should be addressed under Section 8.01 is:
Compensation Committee Chair
Asure Software, Inc.
405 Colorado Street, Suite 350
Austin, Texas 78746

2.Remaining Provisions Unaffected. Except as specifically amended in this Amendment, the terms and conditions of the Plan shall remain in full force and effect.
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CERTIFICATION
The Secretary of Asure Software, Inc. hereby certifies that the foregoing First Amendment to Executive Change in Control Severance Plan was approved and adopted by the Board of Directors of Asure Software, Inc. effective January 1, 2024.

/s/ John Pence
John Pence, Secretary